Exhibit 99.2

Exhibit 99.2

SECOND QUARTER 2015

Supplemental Information

MEDICALPROPERTIESTRUST.COM

TABLE OF CONTENTS

COMPANY OVERVIEW

Company Information 3

FINANCIAL INFORMATION

Reconciliation of Net Income to Funds from Operations 5Debt Summary 6Debt Maturity Schedule 7

PORTFOLIO INFORMATION

Lease Maturity Schedule 8Investments and Revenue by Asset Type, Operator, State and Country 9

EBITDAR to Rent Coverage 12Acquisitions and Summary of Development Projects 13

FINANCIAL STATEMENTS

Consolidated Statements of Income 14Consolidated Balance Sheets 15Detail of Other Assets 16 FORWARD-LOOKING STATEMENT Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results of the Company or future events to differ materially from those expressed in or underlying such forward-looking statements, including without limitation: the satisfaction of all conditions to, and the timely closing (if at all) of the Median sale-leaseback transactions; the Company financing of the transactions described herein; the capacity of Median and the Company’s other tenants to meet the terms of their agreements; Normalized FFO per share; expected payout ratio, the amount of acquisitions of healthcare real estate, if any; capital markets conditions, the repayment of debt arrangements; statements concerning the additional income to the Company as a result of ownership interests in certain hospital operations and the timing of such income; the payment of future dividends, if any; completion of additional debt arrangement, and additional investments; national and international economic, business, real estate and other market conditions; the competitive environment in which the Company operates; the execution of the Company’s business plan; financing risks; the Company’s ability to maintain its status as a REIT for federal income tax purposes; acquisition and development risks; potential environmental and other liabilities; and other factors affecting the real estate industry generally or healthcare real estate in particular. For further discussion of the factors that could affect outcomes, please refer to the “Risk factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and as updated by the Company’s subsequently filed Quarterly Reports on Form 10-Q and other SEC filings. Except as otherwise required by the federal securities laws, the Company undertakes no obligation to update the information in this report.

On the Cover: Saint Joseph Medical Center—Kansas City, Missouri. Acquired in 2015.

Q2 2015 | SUPPLEMENTAL INFORMATION 2

MEDICALPROPERTIESTRUST.COM OFFICERS

Edward K. Aldag, Jr. Chairman, President and Chief Executive Officer

R. Steven Hamner Executive Vice President and Chief Financial Officer

Emmett E. McLean Executive Vice President, Chief Operating Officer, Treasurer and Secretary

Frank R. Williams, Jr. Senior Vice President, Senior Managing Director—Acquisitions

Medical Properties Trust, Inc. is a Birmingham, Alabama based self-advised real estate investment trust formed to capitalize on the changing trends in healthcare delivery by acquiring and developing net-leased healthcare facilities. MPT’s financing model allows hospitals and other healthcare facilities to unlock the value of their underlying real estate in order to fund facility improvements, technology upgrades, staff additions and new construction. Facilities include acute care hospitals, inpatient rehabilitation hospitals, long-term acute care hospitals, and other medical and surgical facilities.

COMPANY OVERVIEW CORPORATE HEADQUARTERS

Medical Properties Trust, Inc.

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755

(205) 969-3756 (fax)

www.medicalpropertiestrust.com

BOARD OF DIRECTORS

Edward K. Aldag, Jr.

G. Steven Dawson

R. Steven Hamner

Robert. E. Holmes, Ph.D.

Sherry A. Kellett

William G. McKenzie

L. Glenn Orr, Jr.

D. Paul Sparks, Jr.

Q2 2015 | SUPPLEMENTAL INFORMATION 3

MEDICALPROPERTIESTRUST.COM

COMPANY OVERVIEW *(continued)*

INVESTOR RELATIONS

Tim Berryman | *Director - Investor Relations*
(205) 397-8589
tberryman@medicalpropertiestrust.com

CAPITAL MARKETS

Charles Lambert | *Managing Director - Capital Markets*
(205) 397-8897
clambert@medicalpropertiestrust.com

TRANSFER AGENT

American Stock Transfer and Trust Company
6201 15th Avenue
Brooklyn, NY 11219

STOCK EXCHANGE LISTING AND TRADING SYMBOL

New York Stock Exchange (NYSE): **MPW**

SENIOR UNSECURED DEBT RATINGS

Moody's – Ba1
Standard & Poor's – BBB-


HIGHER
ACUTE CARE HOSPITALS
LONG-TERM ACUTE CARE HOSPITALS
INPATIENT REHABILITATION FACILITIES
NURSING HOMES
ASSISTED LIVING
HOME HEALTH CARE
INTENSITY OF CARE
LOWER

CONTINUUM OF CARE

MEDICAL PROPERTIES TRUST FOCUSES ON THE MOST CRITICAL COMPONENTS OF HEALTHCARE DELIVERY.

- ACUTE CARE HOSPITALS & FREE STANDING EMERGENCY ROOMS
- LONG-TERM ACUTE CARE HOSPITALS
- INPATIENT REHABILITATION FACILITIES
- NURSING HOMES
- ASSISTED LIVING
- HOME HEALTH CARE

MPT facility types shown in green.

Q2 2015 | SUPPLEMENTAL INFORMATION 4

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION RECONCILIATION OF NET INCOME TO FUNDS FROM OPERATIONS

(Unaudited)

(Amounts in thousands except per share data) For the Three Months Ended For the Six Months Ended

June 30, 2015 June 30, 2014 June 30, 2015 June 30, 2014

FFO INFORMATION:

Net income (loss) attributable to MPT common stockholders $ 22,407 $ (203) $ 58,304 $ 7,038

Participating securities’ share in earnings (250) (195) (516) (404)

Net income (loss), less participating securities’ share in earnings $ 22,157 $ (398) $ 57,788 $ 6,634

Depreciation and amortization 14,956 12,442 29,712 26,131

Real estate impairment charges—5,974—5,974

Funds from operations $ 37,113 $ 18,018 $ 87,500 $ 38,739

Write-off straight line rent ——950

Impairment charges—23,657—44,154

Acquisition costs 25,809 2,535 32,048 3,047

Unutilized financing fees / debt refinancing costs—291 238 291

Normalized funds from operations $ 62,922 $ 44,501 $ 119,786 $ 87,181

Share-based compensation 2,598 2,075 5,200 4,119

Debt costs amortization 1,394 1,144 2,771 2,193

Additional rent received in advance(A) (300) (300) (600) (600)

Straight-line rent revenue and other (6,928) (4,830) (13,260) (9,533)

Adjusted funds from operations $ 59,686 $ 42,590 $ 113,897 $ 83,360

PER DILUTED SHARE DATA:

Net income (loss), less participating securities’ share in earnings $ 0.11 $—$ 0.28 $ 0.04

Depreciation and amortization 0.07 0.07 0.14 0.16

Real estate impairment charges—0.03—0.03

Funds from operations $ 0.18 $ 0.10 $ 0.42 $ 0.23

Write-off straight line rent ——0.01

Impairment charges—0.14—0.26

Acquisition costs 0.12 0.02 0.16 0.02

Unutilized financing fees / debt refinancing costs — —

Normalized funds from operations $ 0.30 $ 0.26 $ 0.58 $ 0.52

Share-based compensation 0.01 0.01 0.03 0.02

Debt costs amortization 0.01 0.01 0.01 0.01

Additional rent received in advance(A) — —

Straight-line rent revenue and other (0.03) (0.03) (0.07) (0.06)

Adjusted funds from operations $ 0.29 $ 0.25 $ 0.55 $ 0.49 (A) Represents additional rent from one tenant received in advance of when we can recognize as revenue for accounting purposes. This additional rent is being recorded to revenue on a straight-line basis over the lease life. Investors and analysts following the real estate industry utilize funds from operations, or FFO, as a supplemental performance measure. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of GAAP depreciation and amortization of real estate assets, which assumes that the value of real estate diminishes predictably over time. We compute FFO in accordance with the definition provided by the National Association of Real Estate Investment Trusts, or NAREIT, which represents net income (loss) (computed in accordance with GAAP), excluding gains (losses) on sales of real estate and impairment charges on real estate assets, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. In addition to presenting FFO in accordance with the NAREIT definition, we also disclose normalized FFO, which adjusts FFO for items that relate to unanticipated or non-core events or activities or accounting changes that, if not noted, would make comparison to prior period results and market expectations less meaningful to investors and analysts. We believe that the use of FFO, combined with the required GAAP presentations, improves the understanding of our operating results among investors and the use of normalized FFO makes comparisons of our operating results with prior periods and other companies more meaningful. While FFO and normalized FFO are relevant and widely used supplemental measures of operating and financial performance of REITs, they should not be viewed as a substitute measure of our operating performance since the measures do not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties, which can be significant economic costs that could materially impact our results of operations. FFO and normalized FFO should not be considered an alternative to net income (loss) (computed in accordance with GAAP) as indicators of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity. We calculate adjusted funds from operations, or AFFO, by subtracting from or adding to normalized FFO (i) unbilled rent revenue, (ii) non-cash share-based compensation expense, and (iii) amortization of deferred financing costs. AFFO is an operating measurement that we use to analyze our results of operations based on the receipt, rather than the accrual, of our rental revenue and on certain other adjustments. We believe that this is an important measurement because our leases generally have significant contractual escalations of base rents and therefore result in recognition of rental income that is not collected until future periods, and costs that are deferred or are non-cash charges. Our calculation of AFFO may not be comparable to AFFO or similarly titled measures reported by other REITs. AFFO should not be considered as an alternative to net income (calculated pursuant to GAAP) as an indicator of our results of operations or to cash flow from operating activities (calculated pursuant to GAAP) as an indicator of our liquidity. Q2 2015 | SUPPLEMENTAL INFORMATION 5

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION DEBT SUMMARY

(as of June 30, 2015)

($ amounts in thousands) Debt Instrument Rate Type Rate Balance

2016 Unsecured Notes Fixed 5.59% (1) $ 125,000

Northland – Mortgage Capital Term Loan Fixed 6.20% 13,542

2018 Credit Facility Revolver Variable 1.40%–1.59% (2) 674,034

2019 Term Loan Variable 1.84% 125,000

5.75% Notes Due 2020 (Euro) Fixed 5.75% (3) 222,940

6.875% Notes Due 2021 Fixed 6.88% 450,000

6.375% Notes Due 2022 Fixed 6.38% 350,000

5.5% Notes Due 2024 Fixed 5.50% 300,000

$ 2,260,516

Debt Premium 2,345

Weighted average rate 4.55% $ 2,262,861 Rate Type as Percentage of Total Debt

Variable

35.3%

Fixed

64.7%

(1) Represents the weighted-average rate for four tranches of the Notes at June 30, 2015, factoring in interest rate swaps in effect at that time. The Company has entered into two swap agreements which began in July and October 2011. Effective July 31, 2011, the Company is paying 5.507% on $65 million of the Notes and effective October 31, 2011, the Company is paying 5.675% on $60 million of Notes. (2) At June 30, 2015, this represents a $1.025 billion unsecured revolving credit facility with spreads over LIBOR ranging from 0.95% to 1.75%. The balance at June 30, 2015 includes $321 million that is EURO denominated and converted to USD. (3) Represents 200 million of bonds issued in EUR and converted to USD at June 30, 2015. Q2 2015 | SUPPLEMENTAL INFORMATION 6

MEDICALPROPERTIESTRUST.COM

FINANCIAL INFORMATION

DEBT MATURITY SCHEDULE

(as of June 30, 2015)

($ amounts in thousands)

Debt Instrument	2015	2016	2017	2018	2019	Thereafter
2016 Unsecured Notes	$ -	$ 125,000	$ -	$ -	$ -	$ -
Northland – Mortgage Capital Term Loan	142	299	320	12,781	-	-
2018 Credit Facility Revolver	-	-	-	674,034	-	-
2019 Term Loan	-	-	-	-	125,000	-
5.75% Notes Due 2020 (Euro)	-	-	-	-	-	222,940
6.875% Notes Due 2021	-	-	-	-	-	450,000
6.375% Notes Due 2022	-	-	-	-	-	350,000
5.5% Notes Due 2024	-	-	-	-	-	300,000
	$ 142	$ 125,299	$ 320	$ 686,815	$ 125,000	$ 1,322,940



$1,500,000
$1,200,000
$900,000
$600,000
$300,000
$-
$142
$125,299
$320
$686,815
$125,000
$1,322,940
2015
2016
2017
2018
2019
Thereafter
2016 Unsecured Notes
Northland – Mortgage Capital Term Loan
2018 Credit Facility Revolver
2019 Term Loan
5.75% Notes Due 2020 (Euro)
6.875% Notes Due 2021
6.375% Notes Due 2022
5.5% Notes Due 2024

Q2 2015 | SUPPLEMENTAL INFORMATION 7

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

LEASE MATURITY SCHEDULE

(as of June 30, 2015)

($ amounts in thousands) Years of Lease Maturities (1) Total Leases Base Rent (2) Percent of Total Base Rent

2015—$ —

2016 1 2,250 0.8%

2017 ——

2018 1 1,989 0.7%

2019 8 6,584 2.2%

2020 1 1,093 0.4%

2021 3 12,026 4.0%

2022(3) 12 41,565 14.0%

2023 4 12,380 4.1%

2024 1 2,520 0.8%

2025 5 18,641 6.3%

Thereafter 110 198,068 66.7%

146 $ 297,116 100.0% Percentage of Total Base Rent

70% 66.7%

60% 50% 40% 30%

20% 14.0%

10% 6.3%

2.2% 4.0% 4.1%

? 0.8% ? 0.7% 0.4% 0.8%

0%

(1) Excludes 13 of our properties that are under development. Lease expiration is based on the fixed term of the lease and does not factor in potential renewal options provided for in our leases.

(2) Represents base rent on an annualized basis but does not include tenant recoveries, additional rents and other lease-related adjustments to revenue (i.e., straight-line rents and deferred revenues).

(3) 95% of the 2022 maturities are under a Master Lease with Prime Healthcare; Master Lease renewal options are for all properties or none of them.

Q2 2015 | SUPPLEMENTAL INFORMATION 8

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

INVESTMENTS AND REVENUE BY ASSET TYPE

(as of June 30, 2015)

($ amounts in thousands)

Asset Types Total Assets Percentage of Gross Assets Total Revenue Percentage of Total Revenue

General Acute Care Hospitals (A) $ 2,163,447 48.5% $ 109,656 56.0%

Inpatient Rehabilitation Hospitals 1,513,495 33.9% 58,994 30.2%

Long-Term Acute Care Hospitals 468,916 10.5% 26,847 13.7%

Wellness Centers 15,625 0.4% 265 0.1%

Other assets 296,551 6.7% —

Total $ 4,458,034 100.0% $ 195,762 100.0%

Accumulated depreciation and amortization (231,909)

Total assets $ 4,226,125 Investments by Asset Type Revenue by Asset Type

0.1% 0.4% 6.7% General Acute Care Hospitals 13.7%

10.5% Inpatient Rehabilitation Hospitals

48.5%

Long?Term Acute Care

Hospitals 30.2% 56.0%

33.9% Wellness Centers Other assets

(A) Includes three medical office buildings. Q2 2015 | SUPPLEMENTAL INFORMATION 9

MEDICALPROPERTIESTRUST.COM PORTFOLIO INFORMATION INVESTMENTS AND REVENUE BY OPERATOR

(as of June 30, 2015)

($ amounts in thousands)

Operators Total Assets Percentage of Gross Assets Total Revenue Percentage of Total Revenue

Prime Healthcare $ 900,906 20.2% $ 49,869 25.5%

MEDIAN 730,243 16.3% 20,177 10.3%

Ernest Health, Inc. 551,803 12.4% 29,695 15.2%

IASIS Healthcare 347,612 7.8% 13,857 7.1%

RHM 262,582 5.9% 12,035 6.1%

23 operators 1,368,337 30.7% 70,129 35.8%

Other assets 296,551 6.7% —

Total 4,458,034 100.0% $ 195,762 100.0%

Accumulated depreciation and amortization (231,909)

Total assets $ 4,226,125 Investments by Operator Revenue by Operator

6.7% Prime Healthcare

20.2% 25.5%

MEDIAN 35.8% 30.7% Ernest Health, Inc.

16.3% IASIS Healthcare 10.3% RHM

6.1%

5.9% 12.4% 23 operators 7.1% 15.2%

7.8%

Other assets

Q2 2015 | SUPPLEMENTAL INFORMATION 10

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION INVESTMENTS AND REVENUE BY U.S. STATE AND COUNTRY

(as of June 30, 2015)

($ amounts in thousands) U.S. States and Other Countries Total Assets Percentage of Gross Assets Total Revenue Percentage of Total Revenue

Texas $ 881,911 19.8% $ 42,689 21.8% California 547,092 12.3% 33,065 16.9% New Jersey 236,636 5.3% 7,663 3.9% Arizona 213,798 4.8% 10,151 5.2% Missouri 210,921 4.7% 7,969 4.1%

23 Other States 1,033,914 23.2% 59,836 30.5%

United States 3,124,272 70.1% 161,373 82.4%

Germany 992,825 22.2% 32,212 16.5% U.K. 44,386 1.0% 2,177 1.1%

International 1,037,211 23.2% 34,389 17.6%

Other assets 296,551 6.7%

Total 4,458,034 100.0% $ 195,762 100.0%

Accumulated depreciation and amortization (231,909)

Total assets $ 4,226,125

Investments by U.S. State Revenue by U.S. State

19.8% Texas

21.8% 23.2% California 30.5%

New Jersey Arizona

4.7% Missouri

12.3% 16.9%

4.8% 4.1%

5.3% 23 Other States

3.9%

5.2%

Investments by Country Revenue by Country

1.1% 0.0%

1.0%

6.7% 16.5%

United States

22.2%

Germany

U.K.

70.1%

Other assets 82.4%

Q2 2015 | SUPPLEMENTAL INFORMATION 11

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

Same Store EBITDAR[(1)] Rent Coverage

YOY and Sequential Quarter Comparisons by Property Type



6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
4.9x
4.6x
4.7x
4.6x
1.8x
1.9x
1.9x
1.9x
2.6x
2.8x
2.6x
2.8x
3.8x
3.7x
3.7x
3.7x
General Acute Care Hospitals
Long-Term Acute Care Hospitals
Inpatient Rehabilitation Facilities
Total Portfolio
Q1 2014 (YoY)
Q1 2015 (YoY)
Q4 2014 (QoQ)
Q1 2015 (QoQ)

Stratification of Portfolio EBITDAR Rent Coverage

EBITDAR Rent Coverage TTM		Investment (in MM)	No. of Facilities	Percentage of Investment [(2)]
Greater than 4.5x	**$**	**172**	**3**	**9%**
3.00x - 4.49x	**$**	**140**	**4**	**7%**
1.50x - 2.99x	**$**	**42**	**2**	**2%**
Less than 1.50x	**$**	**30**	**1**	**2%**
Total Master Leased and/or with Parent Guaranty: 2.93x	**$**	**1,505**	**52**	**80%**
General Acute Master Leased and/or with Parent Guaranty: 3.54x	$	793	19	42%
Inpatient Rehabilitation Facilities Master Leased and/or with Parent Guaranty: 2.39x	$	309	12	16%
Long-Term Acute Care Hospitals Master Leased and/or with Parent Guaranty: 1.92x	$	403	21	21%



9%
7%
2%
2%
42%
16%
21%
Greater than 4.5x
3.00x - 4.49x
1.50x - 2.99x
Less than 1.50x
General Acute Master Lease or Parent Guaranty
Inpatient Rehabilitation Facilities Master Lease or Parent Guaranty
Long-Term Acute Care Hospitals Master Lease or Parent Guaranty

Notes:

Same Store represents properties with at least 24 months of financial reporting data. Properties that do not provide financial reporting and disposed assets are not included.

Freestanding ERs will be reported as a distinct property type, but are not included in this information because they have less than 24 months of financial reporting data.

All data presented is on a Trailing Twelve Month basis.

(1) EBITDAR adjusted for non-recurring items.

(2) Totals may not add due to rounding.

Q2 2015 | SUPPLEMENTAL INFORMATION 12

MEDICALPROPERTIESTRUST.COM

PORTFOLIO INFORMATION

ACQUISITIONS FOR THE SIX MONTHS ENDED JUNE 30, 2015

($ amounts in thousands)

Name	Location	Property Type	Acquisition / Development	Investment / Commitment
Weslaco Regional Rehabilitation Hospital	Weslaco, TX	Inpatient Rehabilitation Hospital	Acquisition	$ 15,700
St. Joseph Medical Center	Kansas City, MO	Acute Care Hospital	Acquisition	110,000
St. Mary's Medical Center	Blue Springs, MO	Acute Care Hospital	Acquisition	40,000
Adeptus Health	Various	Acute Care Hospital	Development	250,000
Rehabilitation Hospital of Northwest Ohio	Toledo, OH	Inpatient Rehabilitation Hospital	Development	19,212
Trustpoint Rehabilitation Hospital of Lubbock	Lubbock, TX	Inpatient Rehabilitation Hospital	Acquisition	32,820
Texas Specialty Hospital	Lubbock, TX	Long-Term Acute Care	Acquisition	10,725
Total Investments / Commitments				$ 478,457

SUMMARY OF DEVELOPMENT PROJECTS AS OF JUNE 30, 2015

($ amounts in thousands)

Property	Location	Property Type	Operator	Commitment	Costs Incurred as of 6/30/2015	Estimated Completion Date
Rehabilitation Hospital of Northwest Ohio	Toledo, OH	Inpatient Rehabilitation Hospital	Ernest Health	$ 19,212	$ 1,649	2Q2016
First Choice ER - Aurora	Aurora, CO	Acute Care Hospital	Adeptus Health	5,273	1,614	3Q 2015
First Choice ER - Carrollton	Carrollton, TX	Acute Care Hospital	Adeptus Health	35,820	30,692	3Q 2015
First Choice ER - Conroe	Houston, TX	Acute Care Hospital	Adeptus Health	6,110	3,150	3Q 2015
First Choice ER - Gilbert	Gilbert, AZ	Acute Care Hospital	Adeptus Health	6,500	4,291	3Q 2015
First Choice ER - McKinney	McKinney, TX	Acute Care Hospital	Adeptus Health	4,750	2,582	3Q 2015
First Choice ER - Chandler-Ray	Chandler, AZ	Acute Care Hospital	Adeptus Health	5,261	1,741	4Q 2015
First Choice ER - Cinco Ranch	Katy, TX	Acute Care Hospital	Adeptus Health	5,105	162	4Q 2015
First Choice ER - Highland Village	Highland Village, TX	Acute Care Hospital	Adeptus Health	4,884	361	4Q 2015
First Choice ER - Parker	Parker, CO	Acute Care Hospital	Adeptus Health	6,868	1,843	4Q 2015
First Choice ER - Frisco Eldorado	Frisco, TX	Acute Care Hospital	Adeptus Health	5,124	50	1Q 2016
First Choice ER - Helotes	Helotes, TX	Acute Care Hospital	Adeptus Health	7,530	2,251	2Q 2016
First Choice ER - Vintage Preserve	Houston, TX	Acute Care Hospital	Adeptus Health	45,961	6,376	3Q 2016
First Choice Emergency Rooms	Various	Acute Care Hospital	Adeptus Health	231,649	-	
				$ 390,047	$ 56,762	

Q2 2015 | SUPPLEMENTAL INFORMATION 13

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Statements of Income

(Amounts in thousands except per share data)

(Unaudited)

	For the Three Months Ended		For the Six Months Ended	
	June 30, 2015	June 30, 2014	June 30, 2015	June 30, 2014
Revenues				
Rent billed	$ 53,893	$ 45,928	$ 106,994	$ 88,889
Straight-line rent	5,252	3,178	9,980	5,366
Income from direct financing leases	12,808	12,263	25,363	24,479
Interest and fee income	27,848	15,191	53,425	30,915
Total revenues	99,801	76,560	195,762	149,649
Expenses				
Real estate depreciation and amortization	14,956	12,442	29,712	26,131
Impairment charges	-	29,631	-	50,128
Property-related	530	(38)	881	700
Acquisition expenses	25,809	2,535	32,048	3,047
General and administrative	10,642	8,206	21,547	17,165
Total operating expenses	51,937	52,776	84,188	97,171
Operating income	47,864	23,784	111,574	52,478
Interest and other income (expense)	(24,812)	(23,947)	(52,171)	(45,389)
Income tax (expense) benefit	(563)	(40)	(938)	16
Income from continuing operations	22,489	(203)	58,465	7,105
Income (loss) from discontinued operations	-	-	-	(2)
Net income	22,489	(203)	58,465	7,103
Net income attributable to non-controlling interests	(82)	-	(161)	(65)
Net income attributable to MPT common stockholders	$ 22,407	$ (203)	$ 58,304	$ 7,038
Earnings per common share – basic and diluted:				
Income from continuing operations	$ 0.11	$ -	$ 0.28	$ 0.04
Income from discontinued operations	-	-	-	-
Net income attributable to MPT common stockholders	$ 0.11	$ -	$ 0.28	$ 0.04
Dividends declared per common share	$ 0.22	$ 0.21	$ 0.44	$ 0.42
Weighted average shares outstanding – basic	208,071	171,718	205,515	167,846
Weighted average shares outstanding – diluted	208,640	172,369	206,127	168,459

Q2 2015 | SUPPLEMENTAL INFORMATION 14

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

MEDICAL PROPERTIES TRUST, INC. AND SUBSIDIARIES

Consolidated Balance Sheets

(Amounts in thousands except per share data)

June 30, 2015 December 31, 2014

(unaudited)

ASSETS

Real estate assets

Land, buildings and improvements, and intangible lease assets $ 2,663,249 $ 2,149,612

Construction in progress and other 56,762 23,163

Net investment in direct financing leases 455,020 439,516

Mortgage loans 437,587 397,594

Gross investment in real estate assets 3,612,618 3,009,885

Accumulated depreciation and amortization (231,909) (202,627)

Net investment in real estate assets 3,380,709 2,807,258

Cash and cash equivalents 45,904 144,541

Interest and rent receivables 56,792 41,137

Straight-line rent receivables 68,927 59,128

Other assets 673,793 695,272

Total Assets $ 4,226,125 $ 3,747,336

LIABILITIES AND EQUITY

Liabilities

Debt, net $ 2,262,861 $ 2,201,654

Accounts payable and accrued expenses 130,505 112,623

Deferred revenue 27,541 27,207

Lease deposits and other obligations to tenants 9,341 23,805

Total liabilities 2,430,248 2,365,289

Equity

Preferred stock, $0.001 par value. Authorized 10,000 shares;

no shares outstanding —

Common stock, $0.001 par value. Authorized 250,000 shares;

issued and outstanding—207,804 shares at June 30, 2015

and 172,743 shares at December 31, 2014 208 172

Additional paid in capital 2,250,894 1,765,381

Distributions in excess of net income (395,078) (361,330)

Accumulated other comprehensive income (loss) (59,885) (21,914)

Treasury shares, at cost (262) (262)

Total Equity 1,795,877 1,382,047

Total Liabilities and Equity $ 4,226,125 $ 3,747,336

Q2 2015 | SUPPLEMENTAL INFORMATION 15

MEDICALPROPERTIESTRUST.COM

FINANCIAL STATEMENTS

DETAIL OF OTHER ASSETS AS OF June 30, 2015

($ amounts in thousands)

Operator Investment Annual Interest Rate YTD RIDEA Income(3) Security / Credit Enhancements

Non-Operating Loans

Vibra Healthcare acquisition loan(1) $ 9,314 10.25% Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent

Vibra Healthcare working capital 5,234 9.50% Secured and cross-defaulted with real estate, other agreements and guaranteed by Parent

Post Acute Medical working capital 5,311 11.36% Secured and cross-defaulted with real estate; certain loans are cross-defaulted with other loans and real estate

Alecto working capital 16,680 11.12% Secured and cross-defaulted with real estate and guaranteed by Parent

IKJG/HUMC working capital 10,284 10.40% Secured and cross-defaulted with real estate and guaranteed by Parent

Ernest Health 21,968 8.99% Secured and cross-defaulted with real estate and guaranteed by Parent

Other 6,751

75,542

Operating Loans

Ernest Health, Inc.(2) 93,200 15.00% $ 7,493 Secured and cross-defaulted with real estate and guaranteed by Parent

IKJG/HUMC convertible loan 3,352 107 Secured and cross-defaulted with real estate and guaranteed by Parent

96,552 7,600

MEDIAN investments(4) 407,312

Equity investments 16,058 1,956

Deferred debt financing costs 32,510 Not applicable

Lease and cash collateral 3,246 Not applicable

Other assets(5) 42,573 Not applicable

Total $ 673,793 $ 9,556

(1)	Original amortizing acquisition loan was $41 million; loan matures in 2019.
(2)	Cash rate is 10% effective March 1, 2014.
(3)	Income earned on operating loans is reflected in the interest income line of the income statement.
(4)	Includes loans and equity investment.
(5)	Includes prepaid expenses, office property and equipment and other.

Q2 2015 | SUPPLEMENTAL INFORMATION 16

1000 Urban Center Drive, Suite 501

Birmingham, AL 35242

(205) 969-3755 NYSE: MPW

www.medicalpropertiestrust.com

Investing in the future of healthcare.

Contact:

Charles Lambert, Managing Director—Capital Markets

(205) 397-8897 or clambert@medicalpropertiestrust.com

or

Tim Berryman, Director—Investor Relations

(205) 397-8589 or tberryman@medicalpropertiestrust.com